Exhibit 99.1

DONLIN GOLD 2020 Q3 UPDATE: DRILLING CONTINUES TO YIELD HIGH GRADE

INTERCEPTS AND IMPROVE GEOLOGICAL MODELING

October 26, 2020 – Anchorage, AK – Donlin Gold LLC, owned 50/50 by Barrick Gold Corporation (“Barrick”) (TSX: ABX) (NYSE: GOLD) and NOVAGOLD RESOURCES INC. (“NOVAGOLD”) (TSX, NYSE American: NG), is pleased to announce the successful completion of its 2020 85-hole drilling program totaling approximately 23,400 meters. The holes were drilled in both the ACMA and Lewis deposit areas of the Donlin Gold project.

►	Assay results for the first 25 holes (representing 30% of the length drilled) have been received to date, of which nine were previously released to the market on August 6.

►	Assay results show higher grades over thinner intervals compared to those predicted by previous modelling, particularly in sedimentary rocks.

►	The Donlin Gold team is wrapping-up site activities with the drill core being logged, cut, sampled, and shipped to assay laboratories. Site activities are now completed.

Objectives of the 2020 Drill Program and Results to Date

The primary objective of the 2020 drill program, the largest such campaign at Donlin Gold since 2008, has been to validate and increase the confidence in recent geologic modeling concepts. Once complete, it is expected to drive an update of mining schedules and life of mine business plans.

Results to date continue to exceed modeled grade-thickness, with higher grades observed over narrower intervals, particularly in sedimentary rocks. Additional assay results will be reported as they become available.

►	Five of the top intervals identified since the results announced on August 6, 2020 include:

►	DC20-1877 intersected 4.17 m grading 80.6 g/t gold, starting at 123.48 m drilled depth, including a sub interval of 3.15 m grading 106.2 g/t gold, starting at 124.50 m drilled depth;

►	DC20-1888 intersected 6.93 m grading 43.1 g/t gold, starting at 178.58 m drilled depth, including a sub interval of 3.25 m grading 90.5 g/t gold, starting at 180.26 m drilled depth;

►	DC20-1878 intersected 19.77 m grading 11.3 g/t gold, starting at 48.86 m drilled depth, including a sub interval of 7.00 m grading 25.2 g/t gold, starting at 54.86 m drilled depth;

►	DC20-1886 intersected 33.88 m grading 6.5 g/t gold, starting at 218.20 m drilled depth, including a sub interval of 7.94 m grading 11.3 g/t gold, starting at 224.20 m drilled depth; and

►	DC20-1886 intersected 22.12 m grading 4.7 g/t gold, starting at 158.78 m drilled depth, including a sub interval of 4.00 m grading 12.3 g/t gold, starting at 172.90 m drilled depth.

►	Drill hole collar locations are shown in Figure 1.

►	Drill hole orientations and depths are included in Table 1.

►	Additional significant intervals are shown in Table 2.

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Statements by the Owners

With the receipt of the latest drill results, the 2020 drill program continues to advance Donlin Gold up the value chain.

“A comprehensive geological understanding of any orebody is a foundational step that few companies in the gold industry do well. With an orebody the size, scale, and quality of Donlin Gold it is of even greater importance in order for the project to successfully deliver maximum value for all our stakeholders,” said Mark Bristow, President and CEO of Barrick. “Building on the last two decades of exploration, the results continue to highlight Donlin’s world-class potential.” Bristow added: “I’d like to congratulate the Joint Venture team, as well as thank our Native Corporation partners, Calista Corporation (“Calista”) and The Kuskokwim Corporation (TKC), on successfully completing drilling despite the enormous challenges associated with operating during the COVID-19 pandemic.”

Greg Lang, NOVAGOLD’s President and CEO, said, “With the latest set of assay results, we continue to encounter intersections of higher grade mineralization than previously modeled. With the industry burning through reserves, and grades continuing to decline, great drill results with even higher than modeled grades are exciting for any mining company — and we believe that to be particularly true for Donlin Gold at this late stage of development. The data from the 2020 drill program will be incorporated into an updated model, which could be further verified with additional drilling in 2021. Understanding the optimized geological model will form the basis for determining the best approach for the development of Donlin Gold.”

Mr. Lang added, “We are proud to work in Alaska, a state where the rule of law is well established, and socially responsible and environmentally sound mine development is welcomed. As we wrap-up activities at the site for the winter, I want to thank the Donlin Gold team, that, despite the unprecedented challenges posed by COVID-19, actually completed the drilling earlier than forecast, thereby allowing us an opportunity to drill additional holes.”

COVID-19 Response & Community Engagement

To date, no employees or contractors at the Donlin Gold site have tested positive for COVID-19. With dedicated community partners in Alaska and in the Yukon-Kuskokwim (Y-K) region, who share the objective of protecting the health of Donlin Gold’s employees and contractors, a wide-ranging set of policies have been implemented at the Donlin Gold project site this year designed to mitigate the spread of COVID-19.

Donlin Gold continues to work with Calista, TKC and other key representatives in the region to respond to community needs resulting from the COVID-19 pandemic. Despite this year’s challenges, Donlin Gold has maintained community engagement programs related to environmental management, safety, training, educational, health and cultural initiatives. A few noteworthy and recent initiatives included partnering with the Association of Village Council Presidents, Orutsararmiut Native Council and the Native Village of Napaimute for the Backhaul Hazardous Waste Removal from remote villages in the Y-K region, where a total of approximately 45,000 pounds of household hazardous materials, such as large appliances, fluorescent tubes, lead acid batteries, and electronic waste was collected and shipped out of the area for proper disposal; and Donlin Gold conducted the Campfire Alaska Summer Program with support staff in 23 Y-K communities to provide distanced activities and meal programs for youth and elders.

About Donlin Gold

Donlin Gold LLC is an Alaska-based company owned equally by Barrick Gold U.S. Inc. and NovaGold Resources Alaska, Inc., which are wholly owned subsidiaries of Barrick and NOVAGOLD, respectively.

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Donlin Gold is located in Alaska, the second largest gold-producing state in the U.S. With approximately 39 million ounces of gold grading 2.24 grams per tonne in the measured and indicated resource categories (100 percent basis)[1], Donlin Gold hosts one of the largest and highest-grade undeveloped open-pit gold endowments in the world. The planned pits in which the existing resources are sited occupy only three kilometers of an eight-kilometer mineralized belt, which itself is located on less than 5% of Donlin Gold’s land position. Current activities at Donlin Gold are focused on the drill program, optimization efforts, and community outreach.

FIGURE 1 Drill Hole Collar Locations

6880000N
6879000N
6878000N
540000E
541000E
542000E
543000E
Lewis Pit
ACMA Pit
1905
1902
1920
1932
1910
1925
1923
1916
1938
1942
1929
1940
1935
1933
1931
1934
1926
1927
1924
1908
1928
1878
1879
1873
1887
1875
1901
1900
1912
1907
1913
1886
1915
1918
1872
1883
1922
1948
1944
1941
1939
1869
1877
1870
1888
1880
1874
1884
1893
1906
1903
1898
1894
1871
1885
1865
1867
1881
1876
1868
1919
1949
1897
1889
1891
1882
1950
1914
1936
1911
1892
1899
1951
1904
1917
1921
1909
1946
1866
1947
1943
1930
1937
1945
assays reported
assays pending
*Pit outline is mineral reserve pit outline from Second Updated Feasibility Study as defined below.

Depicted grid system is based on NAD83 UTM zone 4N coordinates.

1 Donlin Gold data as per the Second Updated Feasibility Study (as defined below). Donlin Gold measured resources of approximately 8 Mt grading 2.52 g/t and indicated resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis, of which Barrick and NOVAGOLD each own 50%. Mineral resources have been estimated in accordance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”).

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TABLE 1

Drill Hole Orientations* and Depths

Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC20-1865	237	79	227.0
DC20-1866	45	67	302.7
DC20-1867	28	73	217.5
DC20-1868	358	67	247.2
DC20-1869	330	72	175.9
DC20-1870	307	71	249.9
DC20-1871	303	63	458.4
DC20-1872	312	53	632.8
DC20-1873	250	49	274.9
DC20-1874**	300	76	253.0
DC20-1875**	303	53	218.5
DC20-1876**	288	69	235.0
DC20-1877**	303	73	249.9
DC20-1878**	305	55	459.9
DC20-1879**	303	58	231.0
DC20-1880**	300	71	249.9
DC20-1881**	299	52	256.0
DC20-1882**	324	57	524.9
DC20-1883**	309	53	266.4
DC20-1884**	305	73	251.8
DC20-1885**	278	64	296.6
DC20-1886**	306	56	255.4
DC20-1887**	305	60	255.4
DC20-1888**	312	73	266.5
DC20-1889**	328	57	406.6
DC20-1890	abandoned before completion, re-drilled as 1891
DC20-1891**	330	56	377.3

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

**Azimuth and inclination of these holes only include data from downhole directional surveys performed by the drilling contractor. Televiewer surveys were also conducted, but those data are not yet reflected here due to interpretations in progress. Once they are included, the azimuth and inclination values could change. Assay data are not yet available from 244.5m to 251.8m in DC20-1884, from 234.5m to 255.4m in DC20-1887, all of DC20-1889, and from 188.7m to 377.3m in DC20-1891.

The owners provided an initial update on assay results in the August 6, 2020 media release “DONLIN GOLD PROJECT PROVIDES UPDATE ON RECENT DRILLING AND ONGOING COMMUNITY SUPPORT IN ALASKA AMID COVID-19 PANDEMIC”. These initial results are referenced in Table 2 and marked with their disclosure date.

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TABLE 2

2020 Donlin Gold Significant Assay Intervals

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC20-1865	ACMA	136.75	149.16	12.41	4.91	Reported 8/6
DC20-1865		155.50	174.21	18.71	2.03	Reported 8/6
DC20-1865		200.22	213.57	13.35	2.97	Reported 8/6
DC20-1865		TOTAL		44.47	3.12
DC20-1866	ACMA	14.00	17.82	3.82	3.48	Reported 8/6
DC20-1866		35.39	81.30	45.91	5.03	Reported 8/6
including		63.35	75.30	11.95	10.44	Reported 8/6
DC20-1866		98.25	103.42	5.17	7.01	Reported 8/6
DC20-1866		108.30	131.66	23.36	4.15	Reported 8/6
DC20-1866		208.44	221.61	13.17	4.69	Reported 8/6
DC20-1866		226.53	256.81	30.28	4.20	Reported 8/6
DC20-1866		266.00	276.76	10.76	4.72	Reported 8/6
DC20-1866		281.33	285.57	4.24	1.83	Reported 8/6
DC20-1866		291.00	296.86	5.86	5.61	Reported 8/6
DC20-1866		TOTAL		142.57	4.61
DC20-1867	ACMA	23.20	28.04	4.84	7.37	Reported 8/6
DC20-1867		66.14	70.74	4.60	5.90	Reported 8/6
DC20-1867		92.68	104.00	11.32	6.17	Reported 8/6
DC20-1867		TOTAL		20.76	6.39
DC20-1868	ACMA	115.51	125.74	10.23	4.13	Reported 8/6
DC20-1868		243.48	247.19	3.71	1.92	Reported 8/6
DC20-1868		TOTAL		13.94	3.54
DC20-1869	ACMA	10.80	16.15	5.35	3.22	Reported 8/6
DC20-1869		33.30	43.30	10.00	2.68	Reported 8/6
DC20-1869		49.30	58.83	9.53	3.86	Reported 8/6
DC20-1869		128.19	137.60	9.41	3.08	Reported 8/6
DC20-1869		TOTAL		34.29	3.20
DC20-1870	ACMA	156.66	164.60	7.94	4.24	Reported 8/6
DC20-1870		173.10	180.80	7.70	7.53	Reported 8/6
DC20-1870		TOTAL		15.64	5.86
DC20-1871	ACMA	12.80	20.80	8.00	4.01	Reported 8/6
DC20-1871		30.35	72.26	41.91	11.61	Reported 8/6
including		38.24	42.24	4.00	17.00	Reported 8/6
including		55.78	62.26	6.48	38.77	Reported 8/6
DC20-1871		341.67	347.44	5.77	1.00	Reported 8/6
DC20-1871		425.97	435.71	9.74	1.60
DC20-1871		TOTAL		65.42	8.25
DC20-1872	Lewis	47.30	73.46	26.16	3.40
DC20-1872		82.80	86.60	3.80	4.74
DC20-1872		163.82	167.70	3.88	4.39	Reported 8/6
DC20-1872		290.62	294.58	3.96	3.17	Reported 8/6
DC20-1872		544.34	555.00	10.66	1.80

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC20-1872		603.23	609.23	6.00	2.33
DC20-1872		TOTAL		54.46	3.11
DC20-1873	Lewis	42.90	53.74	10.84	4.36	Reported 8/6
DC20-1873		60.88	68.54	7.66	18.40	Reported 8/6
including		63.16	68.54	5.38	25.26	Reported 8/6
DC20-1873		TOTAL		18.50	10.17
DC20-1874	ACMA	159.39	169.59	10.20	7.24
DC20-1874		174.65	177.97	3.32	3.51
DC20-1874		236.83	239.88	3.05	5.52
DC20-1874		TOTAL		16.57	6.18
DC20-1875	Lewis	18.75	22.64	3.89	1.50
DC20-1875		43.17	47.09	3.92	1.95
DC20-1875		100.06	105.68	5.62	6.09
DC20-1875		TOTAL		13.43	3.55
DC20-1876	Lewis	5.62	18.35	12.73	5.35
DC20-1876		TOTAL		12.73	5.35
DC20-1877	ACMA	123.48	127.65	4.17	80.58
including		124.50	127.65	3.15	106.24
DC20-1877		TOTAL		4.17	80.58
DC20-1878	Lewis	27.47	34.05	6.58	2.83
DC20-1878		48.86	68.63	19.77	11.34
including		54.86	61.86	7.00	25.24
DC20-1878		74.63	79.74	5.11	15.79
including		74.63	77.74	3.11	21.10
DC20-1878		96.92	105.70	8.78	1.23
DC20-1878		120.32	124.31	3.99	1.83
DC20-1878		132.14	135.94	3.80	1.21
DC20-1878		140.90	154.70	13.80	3.10
DC20-1878		175.34	186.70	11.36	2.00
DC20-1878		198.40	240.70	42.30	2.03
DC20-1878		244.75	247.92	3.17	4.27
DC20-1878		TOTAL		118.66	4.31
DC20-1879	Lewis	62.30	68.44	6.14	1.85
DC20-1879		118.57	149.20	30.63	2.40
DC20-1879		TOTAL		36.77	2.31
DC20-1880	ACMA	40.70	44.80	4.10	10.67
DC20-1880		136.30	139.80	3.50	10.23
DC20-1880		TOTAL		7.60	10.47
DC20-1881	ACMA	50.75	55.25	4.50	3.03
DC20-1881		TOTAL		4.50	3.03
DC20-1882	Lewis	5.00	9.00	4.00	4.52
DC20-1882		15.00	21.00	6.00	6.54
DC20-1882		27.00	43.00	16.00	2.81
DC20-1882		67.00	71.00	4.00	1.51
DC20-1882		113.11	121.27	8.16	4.28

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC20-1882		160.18	167.55	7.37	2.11
DC20-1882		200.80	219.63	18.83	1.75
DC20-1882		233.97	245.15	11.18	4.73
DC20-1882		251.03	255.03	4.00	3.90
DC20-1882		302.03	328.53	26.50	2.24
DC20-1882		336.49	349.54	13.05	2.32
DC20-1882		392.24	402.03	9.79	2.99
DC20-1882		TOTAL		128.88	2.94
DC20-1883	Lewis	49.38	62.00	12.62	2.19
DC20-1883		137.16	157.45	20.29	1.21
DC20-1883		172.70	178.97	6.27	2.54
DC20-1883		214.50	222.50	8.00	2.58
DC20-1883		230.00	234.00	4.00	9.12
DC20-1883		258.50	264.50	6.00	15.45
DC20-1883		TOTAL		57.18	3.81
DC20-1884	ACMA	142.50	152.25	9.75	5.07
DC20-1884		163.25	167.10	3.85	2.17
DC20-1884		TOTAL		13.60	4.25
DC20-1885	ACMA	268.96	274.75	5.79	12.96
including		268.96	272.87	3.91	16.11
DC20-1885		TOTAL		5.79	12.96
DC20-1886	Lewis	43.76	49.67	5.91	2.17
DC20-1886		125.88	139.80	13.92	3.47
DC20-1886		147.00	151.00	4.00	3.95
DC20-1886		158.78	180.90	22.12	4.65
including		172.90	176.90	4.00	12.30
DC20-1886		196.80	212.20	15.40	3.37
DC20-1886		218.20	252.08	33.88	6.52
including		224.20	232.14	7.94	11.27
DC20-1886		TOTAL		95.23	4.75
DC20-1887	Lewis	5.10	10.50	5.40	1.78
DC20-1887		132.00	145.50	13.50	4.32
including		134.00	138.00	4.00	10.02
DC20-1887		150.45	160.00	9.55	4.65
DC20-1887		177.38	185.00	7.62	1.65
DC20-1887		212.50	218.50	6.00	1.73
DC20-1887		TOTAL		42.07	3.22
DC20-1888	ACMA	178.58	185.51	6.93	43.12
including		180.26	183.51	3.25	90.49
DC20-1888		191.45	203.33	11.88	1.77
DC20-1888		TOTAL		18.81	17.00
DC20-1891	Lewis	8.08	15.39	7.31	1.65
DC20-1891		52.99	76.37	23.38	2.58
DC20-1891		107.69	121.70	14.01	2.20
DC20-1891		TOTAL		44.70	2.31

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Significant intervals represent drilled intervals and not necessarily true thickness of mineralization. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Any drill intervals not depicted in this table did not meet the significant interval criteria. Assay data are not yet available from 244.5m to 251.8m in DC20-1884, from 234.5m to 255.4m in DC20-1887, all of DC20-1889, and from 188.7m to 377.3m in DC20-1891.

QA/QC Procedures

The QA/QC procedures for the 2020 Donlin Gold drill program and sampling protocol were developed and managed by Donlin Gold LLC (“Donlin Gold”) and overseen by Barrick and NOVAGOLD. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core. Approximately 93% core recovery has been achieved to date. Core was logged, cut, and sampled at site by Donlin Gold employees. Samples were primarily collected on two-meter lengths, with a minimum length of 0.3 meters and maximum length of approximately 3.5 meters. Sampled half-core was crushed and pulverized in ALS Limited’s Fairbanks, Alaska or Whitehorse, Yukon sample preparation facilities. Pulp samples were sent to the ALS lab in Vancouver, British Columbia for gold assays and multi-element analysis. At least 14 quality control samples (four standards, four coarse blanks, two pulp blanks, two coarse duplicates, and two pulp duplicates) were inserted into each batch of 80 samples. The review of the quality control samples did not indicate any bias or error. There are no known factors that would materially affect the accuracy or reliability of the drill program data referred to in this media release.

Downhole directional surveys were completed on all reported completed holes by both Boart Longyear drill operators and on all but one reported completed hole by DGI Geoscience Inc. technicians, and collar surveys were completed on all holes by either Rowland Engineering Consultants or Brice Engineering LLC.

Each of ALS Limited, Boart Longyear, DGI Geoscience Inc., Rowland Engineering Consultants, and Brice Engineering LLC are independent of Donlin Gold, Barrick, and NOVAGOLD.

Scientific and Technical Information

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the “Donlin Creek Gold Project Alaska, USA NI 43-101 Technical Report on Second Updated Feasibility Study” prepared by AMEC with an effective date of November 18, 2011, as amended January 20, 2012 (the “Second Updated Feasibility Study”). Kirk Hanson, P.E., Technical Director, Open Pit Mining, North America, (AMEC, Reno), and Gordon Seibel, R.M. SME, Principal Geologist, (AMEC, Reno) are the Qualified Persons responsible for the preparation of the independent technical report, each of whom are independent “qualified persons” as defined by NI 43-101.

Clifford Krall, P.E., who is the Mine Engineering Manager for NOVAGOLD and a “qualified person” under NI 43-101, has approved and verified the scientific and technical information related to the 2020 Donlin Gold drill program contained in this media release. To verify the information related to the drilling program, he has visited the project site several times during the field season; discussed and observed logging, sampling, and sample shipping processes with responsible site staff; discussed and reviewed assay and QA/QC results with responsible personnel; and reviewed supporting documentation, including drill hole location and orientation and significant assay interval calculations.

Jay Olcott, SME Registered Member, who is a Barrick Project Manager and a “qualified person” under NI 43-101 has reviewed and approved the assay results for the Donlin Gold project contained in this media release.

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Barrick Contacts:

Kathy du Plessis

Investor and Media Relations

+44 20 7557 7738

Email: barrick@dpapr.com

Catherine Raw

COO, North America

Tel: +1 416 307 5157

Email: craw@barrick.com

www.barrick.com

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Jason Mercier
Manager, Investor Relations

Tel: +1 604-669-6227 or 1-866-669-6227

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of Barrick and NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding anticipated benefits from the 2020 drill program including an improved geological model for Donlin Gold; ongoing support provided to key stakeholders including Native Corporation partners; the potential impact of the COVID-19 pandemic on the development of Donlin Gold; the potential development and construction of Donlin Gold; the sufficiency of funds to continue to advance development of Donlin Gold; perceived merit of properties; mineral reserve and resource estimates; and future share price performance of Barrick and NOVAGOLD. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent Barrick’s and NOVAGOLD’s management expectations, estimates and projections regarding future events or circumstances on the date the statements are made.

Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of permits including the right-of-way lease offer for the project’s buried natural gas pipeline; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the outbreak of the coronavirus global pandemic (COVID-19); uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, and development and eventual construction of the Donlin Gold property; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in Barrick’s most recent Form 40-F/Annual Information Form on file with the SEC and Canadian provincial securities regulatory authorities and NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by Barrick and NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting Barrick’s and NOVAGOLD’s Investor Relations website at www.barrick.com and www.novagold.com, respectively, or the SEC's website at www.sec.gov or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions and projections of Barrick and NOVAGOLD on the date the statements are made. Barrick and NOVAGOLD assume no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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Cautionary Note to United States Investors

NOVAGOLD cautions that this media release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this media release have been prepared in accordance with Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)—CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended (“CIM Definition Standards”). NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (SEC) Industry Guide 7 (“SEC Industry Guide 7”), and resource and reserve information contained herein may not be comparable to similar information disclosed by U.S. companies. NOVAGOLD’s disclosure concerning Reserve & Resources Estimates remains consistent with NI 43-101. Under SEC Industry Guide 7, mineralization may not be classified as a "reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. SEC Industry Guide 7 normally does not permit the inclusion of information concerning "measured mineral resources”, "indicated mineral resources” or "inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves” under SEC Industry Guide 7 in documents filed with the SEC. Investors should also understand that "inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. Under Canadian rules, estimated "inferred mineral resources” may not form the basis of feasibility or pre-feasibility studies except in rare cases. Disclosure of "contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves” under SEC Industry Guide 7 as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of "reserves” are also not the same as those of SEC Industry Guide 7, and reserves reported by NOVAGOLD in compliance with NI 43-101 may not qualify as "reserves” under SEC Industry Guide 7. Donlin Gold does not have known reserves, as defined under SEC Industry Guide 7. Accordingly, information concerning mineral deposits set forth herein may not be comparable with information made public by companies that report in accordance with SEC Industry Guide 7.

On October 31, 2018, the SEC adopted a final rule (“New Final Rule”) that will replace SEC Industry Guide 7 with new disclosure requirements that are more closely aligned with current industry and global regulatory practices and standards, including NI 43-101. Companies must comply with the New Final Rule for the Company’s first fiscal year beginning on or after January 1, 2021, which for NOVAGOLD would be the fiscal year beginning December 1, 2021. The New Final Rule provides that SEC Industry Guide 7 will remain effective until all registrants are required to comply with the New Final Rule, at which time SEC Industry Guide 7 will be rescinded. While early voluntary compliance with the New Final Rule is permitted, NOVAGOLD has not elected to comply with the New Final Rule at this time.

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